UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2012

1-855-881-2381

www.cwcfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

2012 A YEAR IN REVIEW

As many of you know, the CWC Small Cap portfolio team has been managing this portfolio for over 11 years.  We have a sound philosophy and a proven process that focuses on, and has produced superior long term, risk-adjusted returns.  Unfortunately, the inception of the CWC Small Cap Aggressive Value Fund has coincided with the most difficult performance period in our history.  Timing is everything!  The following are thoughts we published in our newsletters over the course of 2012.  Before we look back, we would like to tell you what we think of the road ahead.  We are very excited about the valuations in the fund.  This difficult performance period has been painful, but historically, our underperforming periods have been followed by periods of superior performance. More cause for a positive outlook  is the North American Energy Revolution.  We have outlined for you the tremendous opportunity for the United States to become energy independent and how this alone will help our domestic economy return to consistently strong growth over the next few years.

Enjoy the look back and our thoughts on the North American energy revolution.

Q1 2012

The U.S. equity markets charged forward in the first quarter as the domestic economy continued to show signs of strengthening.  The sustained period of near-zero interest rates, along with an improving employment picture; a noticeable slowing in the declines of real estate; slightly improved availability of financing for business; and respectable GDP growth has made our economy the only major global player with an improving outlook.  Granted, this improving outlook compares to some very low expectation levels.  But what makes equity markets advance are improving expectations.  In last quarter’s update we predicted the markets would advance in 2012 based on an improving economic outlook that had not been priced into stocks.  Investor’s mood was overly fearful.  In Q1, we saw the market’s mood beginning to recognize the positive improvement in our economy.

Q2 2012

The fears of a global recession increased in Q2 as the systemic misalignment of interests embodied in the European Union exposed themselves at an ever increasing pace.  In a related story, China, the growth engine of the 21st century, reported a slowing growth rate.  The US, with all of our own financial and political issues, once again represented a “safe haven” for large investors around the world.  Maybe the better term at this point is “safer haven”.  The US has some very positive economic characteristics to offer investors including 2-3% GDP growth, an improving housing sector, an improving banking sector and an improving employment picture.  Granted these improvements are off of very poor starting points, however, if you look at Europe or China, these same factors are declining.  The headwinds we face in this country are real.  The elephant in the room is our fiscal deficit and the “fiscal cliff” staring us in the face at year-end.  The public has very little confidence in our political leaders to avoid a messy confrontation with a disappointing conclusion.

Q3 2012

The US economy has staggered through the worst period since the Great Depression, but there are concrete signs that we have turned the corner toward a recovery.  It seems that every time investors start to recognize the positives, a “new” headline about the next European problem squashes our market’s enthusiasm.  We have good news and bad news for you.  The problems in Europe will be with us for years as the EU muddles through uncharted waters, attempting to make sense of their 19 year-old economic experiment.  The good news is the U.S. can still prosper in that environment.

Our country has several hurdles to get over.  Fortunately, our election is within sight and that uncertainty will be eliminated shortly.  The deadline for the “fiscal cliff” is quickly approaching and we believe that sometime between the election and the end of the year there will be a deal struck to avoid the cliff.  With those two distractions out of the way, investors will be able to focus on some of the positive signs that our economy is recovering.

We would like to talk about a phenomenon that we believe is the most important and positive economic theme for the United States in a generation.  You may have heard of “Canadian oil sands” and “shale gas” in the news over the past few years.  But when you dig into what is happening with new discoveries of carbon fuels in North America, the future begins to look dramatically different.  We have known that a massive amount of carbon-based energy exists in Canada, but the harvesting potential was not economic because traditional drilling techniques could not extract oil that is suspended in sand.  Technology has changed that.  Through a complex technique of drilling a series of lateral wells below and through the oil sand reservoirs, steam is forced through the upper wells which liquefies and forces the oil down into the lower lateral wells for collection.  The technique is not cheap; however the advent of $100/barrel oil has made this extraction technique very profitable.  The amount of oil available from these Canadian oil sand sources are estimated to be in the neighborhood of the oil available from Saudi Arabia.  The extraction is still in very early stages and the improving techniques will continue to bring the costs down.

Even more important than the oil sands are the natural gas and oil that has been discovered in shale rock reservoirs across the United States.  This resource is massive and again, technological advances have made the economic recovery of this resource possible.  The key to these shale reserves is a drilling technique referred to as “fracking”.  You can “frack” from a vertical well, but typically a vertical well is drilled to the depth of the “pay zone”.  Then one or more “laterals” are drilled a distance up to two miles.  Next, a series of explosives are lowered into the laterals and detonated to create cracks in the shale.  A pressurized water solution is forced into the cracks to lengthen and widen them.  This releases the trapped oil and/or natural gas and allows it to find its way into the well for extraction.  The technique has been extremely successful.   There are dozens of targeted areas that hold significant potential for exploitation, but we will concentrate on the three major regions where drilling has been successful, production is underway, and potential appears to be the highest.  The Marcellus Shale stretches from Canada primarily down through New York, Pennsylvania and Ohio.  The second major area is called the Bakken which stretches from North Dakota to Montana and into Canada.  Production in the Bakken is well under way and the supply of oil has been abundant.  The third major area is where you would imagine; Texas, Oklahoma, New Mexico and Louisiana in fields known as Barnett, Haynesville, and Eagle Ford, among others.

The key investment thesis in our energy analysis is the production of natural gas.  Historically, natural gas and oil have traded with a high correlation based on their energy content.  Over the past few years, that relationship has been broken in North America.  Oil continues to trade above $100/barrel in the US (over $125/barrel in Europe), but North American natural gas is approaching a 20-year low.  The premise is that natural gas prices in North America will remain at extremely low levels for at least 30 years, probably longer.  The implications on the US economy are profound.  Natural gas will likely replace many competing fuels wherever possible.  For example, if you ran a trucking company whose trucks ran on natural gas, you would enjoy a cost advantage over your diesel-fueled competitors.

Taking our thesis a step further, any industry where energy is a major cost will want their production facilities close to a supply of cheap natural gas.  Many manufacturing plants will find their way back to America, providing jobs in construction and production.  According to Reuters, Nucor Steel has announced plans to build a $750 million gas-fired plant in Louisiana to produce direct reduced iron, or DRI, a key ingredient in its steel making process.  The facility will convert natural gas and iron ore pellets into high quality DRI used by Nucor’s steel mills, along with recycled scrap, to produce 2.5 million tons of steel a year.

Several energy analysts have released outlooks on this subject.  One well-thought-out report is from Edward Morse at Citigroup and can found here: https://ir.citi.com/6yAu3KvR%2BvKAXc8eb6Pk9IZoIULQ7SJFSMIn0B5%2B1xj5JpHO0gqIcQ%3D%3D

The risks that this scenario is derailed are largely political.  There are groups that want to see the end of fossil fuels as our primary source of energy.  The infrastructure necessary to collect and distribute the new sources of oil and gas are substantial and will require regulatory approvals on many levels.  Fracking has been blamed for a series of problems ranging from the contamination of drinking water to earthquakes.  The disposal of used and contaminated fracking liquids are a concern.  As of now it is being pumped into disposal wells, which is not an acceptable long-term solution.

The development of these energy resources are too important not to happen.  This revolution is already underway and to stop it now would be very difficult.  We expect it to be slowed down along the way, but it leads to a very bright future for our country.

So the question is how do we invest in this thesis?  We don’t want to own the natural gas E&P (exploration and production) firms because as the price of gas goes down, and remains low, margins are destroyed.  The first wave of stocks that should be positively affected by this phenomenon is the natural gas E&P service companies.  These are companies that should grow sales and earnings based on the fact we will be drilling and transporting increasing amounts of gas over the next several years, regardless of the price to the end user.  Next, there are companies that provide the infrastructure to allow others to use the cheap natural gas such as natural gas filling stations, gasoline motor conversion kits, compressors and related safety valves to name a few.  A much broader and longer-term opportunity is to invest in companies whose costs will be lowered providing them a long-term competitive advantage.  These are companies where energy represents a major cost of production and they compete internationally.  Some examples would be aluminum producers, steel producers, and chemical producers.  It may be too early now to invest in the last opportunity until the theme is further along.  There may be other cyclical factors that move these stocks before these cost savings have a chance to take effect.   There are many aspects to the process of bringing this gas to market and we are exploring many different companies that fit our investment criteria.

Thank you again for your investment in our fund.  We will continue to work hard for you every day with our eyes focused on the long term.  At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

Thane Cleland

Chief Investment Officer

1955-NLD-12/3/2012

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW
September 30, 2012 (Unaudited)

The Fund's performance figures* for the year ended September 30, 2012, as compared to its benchmark:

	One Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	17.06%	-2.79%
CWC Small Cap Aggressive Value Fund - Retail Class	16.78%	-3.13%
Russell 2000 Total Return Index ***	31.91%	5.31%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated February 1, 2012 are 1.35% and 1.60% for the Institutional Class and Retail Class respectively.  For performance information current to the most recent month-end, please call 1-855-881-2381

** Inception date is December 31, 2010.

*** The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Semiconductors	10.8%
Pharmaceuticals	7.5%
Retail	6.9%
Commercial Services	6.5%
Diversified Financial Services	5.4%
Electronics	5.3%
Computers	4.4%
Oil & Gas Services	4.2%
Chemicals	4.1%
Telecommunications	4.0%
Other, Cash & Cash Equivalents	40.9%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2012
Shares			Value
	COMMON STOCK - 95.7%
	AEROSPACE/DEFENSE - 2.0%
12,301	Orbital Sciences Corp. *		$ 179,103

	APPAREL - 2.8%
11,996	Sketchers U.S.A., Inc. - Cl. A *		244,718

	BANKS - 2.5%
16,910	Umpqua Holdings Corp.		217,970

	BIOTECHNOLOGY - 2.0%
3,070	United Therapeutics Corp. *		171,552

	CHEMICALS - 4.1%
5,602	Intrepid Potash, Inc. *		120,331
9,223	Kraton Performance Polymers, Inc. *		240,720
			361,051
	COMMERCIAL SERVICES - 6.5%
28,835	AMN Healthcare Services, Inc. *		290,080
3,516	Arbitron, Inc.		133,256
8,775	TeleTech Holding, Inc. *		149,614
			572,950
	COMPUTERS - 4.4%
25,088	Logitech International S.A.		229,555
6,734	Synaptics, Inc. *		161,751
			391,306
	DIVERSIFIED FINANCIAL SERVICES - 5.4%
2,730	Affiliated Managers Group, Inc. *		335,790
45,245	GFI Group, Inc.		143,879
			479,669
	ELECTRIC - 1.9%
3,966	Allete, Inc.		165,541

	ELECTRONICS - 5.3%
7,100	FLIR Systems, Inc.		141,823
54,111	Taser International, Inc. *		326,289
			468,112
	ENGINEERING & CONSTRUCTION - 2.2%
16,750	Tutor Perini Corp. *		191,620

	FOOD - 2.6%
5,133	Cal-Maine Foods, Inc.		230,677

	HEALTHCARE-SERVICES - 2.2%
4,235	Covance, Inc. *		197,732

	INSURANCE - 3.1%
12,458	Montpelier Re Holdings, Ltd.		275,696

	METAL FABRICATE - 2.0%
11,632	Dynamic Materials Corp.		174,713

	MINING - 2.7%
84,483	Thompson Creek Metals Co., Inc. *		240,777

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2012
Shares			Value
	OIL & GAS - 3.5%
10,325	Goodrich Petroleum Corp. *		$ 130,508
5,803	Gulfport Energy Corp. *		181,402
			311,910
	OIL & GAS SERVICES - 4.2%
9,892	C&J Energy Services, Inc. *		196,851
9,398	Helix Energy Solutions Group, Inc. *		171,701
			368,552
	PHARMACEUTICALS - 7.5%
5,522	Endo Pharmaceuticals Holdings, Inc. *		175,158
25,586	Rigel Pharmaceuticals, Inc. *		262,257
7,243	Viropharma, Inc. *		218,883
			656,298
	REAL ESTATE - 1.9%
2,241	Jones Lang LaSalle, Inc.		171,100

	REITS - 2.0%
12,882	Capstead Mortgage Corp.		173,778

	RETAIL - 6.9%
11,631	American Eagle Outfitters, Inc.		245,181
8,497	GameStop Corp.		178,437
18,324	Kirkland's, Inc. *		181,957
			605,575
	SAVING & LOANS - 1.8%
13,265	Capitol Federal Financial, Inc.		158,649

	SEMICONDUCTORS - 10.8%
25,632	GT Solar International, Inc. *		139,694
19,125	Kulicke & Soffa Industries, Inc. *		198,900
31,745	LTX-Credence Corp. *		182,534
15,595	Omnivision Technologies, Inc. *		217,628
22,448	Rubicon Technology, Inc. *		215,052
			953,808
	TELECOMMUNICATIONS - 4.0%
26,518	EarthLink, Inc.		188,808
9,766	Oplink Communications, Inc. *		161,530
			350,338
	TRANSPORTATION - 1.4%
12,585	Nordic American Tankers, Ltd.		126,857

	TOTAL COMMON STOCK- (Cost - $8,509,343)		8,440,052

	SHORT-TERM INVESTMENTS - 19.8%
1,740,449	Dreyfus Cash Management, 0.24% **		1,740,449
	(Cost $1,740,449)

	TOTAL INVESTMENTS - 115.5% (Cost - $10,249,792)(a)		$ 10,180,501
	OTHER LIABILITIES LESS ASSETS - (15.5) %		(1,368,320)
	NET ASSETS - 100.0%		$ 8,812,181

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2012.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,268,639 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 894,162
		Unrealized depreciation:	(982,300)
		Net unrealized depreciation:	$ (88,138)

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 10,249,792
At value	$ 10,180,501
Receivable due from Advisor	10,914
Dividends and interest receivable	22,900
TOTAL ASSETS	10,214,315

LIABILITIES
Payable for securities purchased	1,343,023
Fees payable to other affiliates	24,112
Distribution (12b-1) fees payable	105
Accrued expenses and other liabilities	34,894
TOTAL LIABILITIES	1,402,134
NET ASSETS	$ 8,812,181

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 9,324,203
Undistributed net investment income	8,400
Accumulated net realized loss from security transactions	(451,131)
Net unrealized depreciation of investments	(69,291)
NET ASSETS	$ 8,812,181

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$ 8,298,929
Shares of beneficial interest outstanding	874,453
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.49

Retail Class Shares:
Net Assets	$ 513,252
Shares of beneficial interest outstanding	54,377
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.44

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INVESTMENT INCOME
Dividends	$ 101,561
Interest	272
TOTAL INVESTMENT INCOME	101,833

EXPENSES
Investment advisory fees	69,746
Distribution (12b-1) fees:
Retail Class	640
Administrative services fees	33,093
Transfer agent fees	32,091
Accounting services fees	26,207
Professional fees	25,571
Compliance officer fees	13,538
Printing and postage expenses	10,028
Registration fees	5,014
Custodian fees	5,014
Trustees fees and expenses	4,011
Insurance expense	249
Miscellaneous expenses	2,006
TOTAL EXPENSES	227,208

Plus: Fees waived/reimbursed by the Advisor	(133,134)

NET EXPENSES	94,074

NET INVESTMENT INCOME	7,759

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(414,952)
Net change in unrealized appreciation of investments	1,526,657

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,111,705

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,119,464

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Year Ended	Period Ended
	September 30, 2012	September 30, 2011 (a)
FROM OPERATIONS
Net investment gain (loss)	$ 7,759	$ (7,673)
Net realized loss on investments	(414,952)	(36,179)
Net change in unrealized appreciation (depreciation) on investments	1,526,657	(1,595,948)
Net increase (decrease) in net assets resulting from operations	1,119,464	(1,639,800)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Institutional Class	(18,456)	-
Retail Class	(550)	-
Net decrease in net assets resulting from distributions to shareholders	(19,006)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	2,236,054	7,923,162
Retail Class	431,800	706,712
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	17,791	-
Retail Class	328	-
Payments for shares redeemed:
Institutional Class	(892,429)	(449,338)
Retail Class	(166,039)	(456,518)
Net increase in net assets from shares of beneficial interest	1,627,505	7,724,018

TOTAL INCREASE IN NET ASSETS	2,727,963	6,084,218

NET ASSETS
Beginning of Period	6,084,218	-
End of Period*	$ 8,812,181	$ 6,084,218
* Includes undistributed net investment income of:	$ 8,400	$ 19,647

SHARE ACTIVITY
Institutional Class:
Shares Sold	241,016	765,479
Shares Reinvested	2,031	-
Shares Redeemed	(92,739)	(41,333)
Net increase in shares of beneficial interest outstanding	150,308	724,146

Retail Class:
Shares Sold	47,284	67,672
Shares Reinvested	38	-
Shares Redeemed	(17,101)	(43,516)
Net increase in shares of beneficial interest outstanding	30,221	24,156

(a)	The CWC Small Cap Aggressive Value Fund commenced operations on December 31, 2010.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the
	Year Ended	Period Ended
	September 30, 2012	September 30, 2011 (1)
Institutional Class
Net asset value, beginning of period	$ 8.13	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.01)
Net realized and unrealized
gain (loss) on investments	1.38	(1.86)
Total from investment operations	1.39	(1.87)

Less distributions from:
Net investment income	(0.03)	-
Total distributions	(0.03)	-

Net asset value, end of period	$ 9.49	$ 8.13

Total return (3)	17.06%	(18.70)%	(4)

Net assets, at end of period (000s)	$ 8,299	$ 5,889

Ratio of gross expenses to average
net assets (5)	3.25%	4.63%	(6)
Ratio of net expenses to average
net assets	1.34%	1.34%	(6)
Ratio of net investment income
to average net assets (5)	0.11%	(0.18)%	(6)

Portfolio Turnover Rate (4)	31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class and Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the
	Year Ended	Period Ended
	September 30, 2012	September 30, 2011 (1)
Retail Class
Net asset value, beginning of period	$ 8.10	$ 10.00

Activity from investment operations:
Net investment loss (2)	0.02	(0.03)
Net realized and unrealized
gain(loss) on investments	1.34	(1.87)
Total from investment operations	1.36	(1.90)

Less distributions from:
Net investment income	(0.02)	-
Total distributions	(0.02)	-

Net asset value, end of period	$ 9.44	$ 8.10

Total return (3)	16.78%	(19.00)%	(4)

Net assets, at end of period (000s)	$ 513	$ 196

Ratio of gross expenses to average
net assets (5)	3.46%	5.46%	(6)
Ratio of net expenses to average
net assets	1.59%	1.59%	(6)
Ratio of net investment income
to average net assets (5)	0.20%	(0.42)%	(6)

Portfolio Turnover Rate (4)	31%	31%	(4)

(1)	The CWC Small Cap Aggressive Value Fund's Institutional Class and Retail Class shares commenced operations on December 31, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of redemption fees.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.
(6) Annualized.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (Continued)

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 8,440,052	$ -	$ -	$ 8,440,052
Money Market Funds	1,740,449	-	-	1,740,449
Total	$ 10,180,501	$ -	$ -	$ 10,180,501

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Dividends and distributions to shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (Continued)

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year of 2011, or expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,557,536 and $2,060,033 respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (Continued)

Pursuant to an advisory agreement with the Fund and the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.60% and 1.35% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (1.59% and 1.34% prior to January 31, 2012).  For the year ended September 30, 2012, the Advisor waived fees in the amount of $133,134.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.60% and 1.35% of the average daily net assets attributable to the Retail Class and Institutional Class, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.60% and 1.35% of the average daily net assets for each share class (1.59% and 1.34% prior to January 31, 2012). If Fund Operating Expenses subsequently exceed 1.60% and 1.35% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2012, the total amount of expense reimbursement subject to recapture is $270,784, of which $137,650 will expire on September 30, 2014 and $133,134 will expire on September 30, 2015.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $640 in distribution fees were paid during the year ended September 30, 2012.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (Continued)

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2012 and September 30, 2011 were as follows:

Fiscal Year Ended September 30, 2012			Fiscal Year Ended September 30, 2011
Ordinary	Long-Term		Ordinary	Long-Term
Income	Capital Gain	Total	Income	Capital Gain	Total
$ 19,006	$ -	$ 19,006	$ -	$ -	$ -

There were no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 8,400	$ -	$ (57,623)	$ (374,661)	$ (88,138)	$ (512,022)

The difference between book basis and tax basis unrealized depreciation, undistributed net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses as follows:

Short-term	Long-term	Total
$ 81,753	$ 292,908	$ 374,661

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 32,755	$ -	$ 32,755	No Expiration
24,868	-	24,868	No Expiration
$ 57,623	$ -	$ 57,623

6.  CONTROL OWNERSHIP

The beneficial ownership either directly or indirectly, if more than 25% of voting securities of the Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2012 NFS, LLC held 83.13% of the Fund’s Retail Class shares for the benefit of others.

CWC SMALL CAP AGGRESSIVE VALUE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2012 (Continued)

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

CWC Small Cap Aggressive Value Fund

We have audited the accompanying consolidated statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2010 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and broker.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 2010 (commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2012

Approval of Advisory Agreement – CWC Small Cap Aggressive Value Fund

In connection with a regular meeting held on August 12, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors (“CWC ” or the “Adviser”) and the Trust, on behalf of CWC Small Cap Aggressive Value Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees then reviewed the materials provided by CWC, including the financial statements of CWC and discussed the presentation given by CWC regarding the Fund.  The Board discussed the CWC’s capabilities and the experience of its fund management personnel.  The Trustees concluded that CWC has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CWC had not yet commenced operations, the Trustees could not consider the investment performance.  However, the Board, including the Independent Trustees, considered the past performance of CWC with its existing accounts. The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that CWC would charge a 1.00% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by CWC in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by CWC from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and its expected asset level, the Board was satisfied that CWC’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the CWC Small Cap Aggressive Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CWC Small Cap Aggressive Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CWC Small Cap Aggressive Value Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period*	Ending Account Value 9/30/12	Expenses Paid During Period*

Institutional Class	1.34%	$1,000.00	$961.50	$6.57	$1,018.30	$6.76
Retail Class	1.59%	$1,000.00	$960.30	$7.79	$1,017.05	$8.02

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

CWC Small Cap Aggressive Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

CWC Small Cap Aggressive Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

CWC Small Cap Aggressive Value Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

7/31/12-Vs 1

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR

CWC Advisors, LLC

5800 SW Meadows Road, Suite 230

Lake Oswego, OR 97035

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $12,500

2012 - $12,500

(b)

Audit-Related Fees

2011 – None

2012 – None

(c)

Tax Fees

2011 – $3,000

2012 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/10/12